[LOGO OMITTED]  FIRST TRUST                           IMPORTANT NOTICE REGARDING
                ADVISORS L.P.                              YOUR INVESTMENT


                  FIRST TRUST STRATEGIC HIGH INCOME FUND
                          1001 Warrenville Road
                          Lisle, Illinois 60532

-------------------------------------------------------------------------------

                                                                   May 14, 2007

Dear Shareholder:

Our records indicate that we have not yet received your important proxy vote on the proposal to change the concentration policy of the First Trust Strategic High Income Fund (the "Fund"). If you have voted since this letter was mailed we thank you for casting your vote. If your shares have not yet been voted, please note than an important change is being voted on that will affect your investment in the Fund. It is critical that we receive enough votes to complete the business of this meeting without additional delay.

Approval of the proposal of a change in concentration policy now requires the affirmative vote of less than 4% of the Fund's outstanding shares. IN ORDER TO OBTAIN THE NECESSARY VOTES WE NEED YOUR VOTE TODAY. The meeting has been adjourned once again to provide you additional time to cast your vote. Please vote today so that your shares may be represented for the adjourned Meeting of shareholders on May 29th, 2007.

The Board of Trustees of First Trust Strategic High Income Fund unanimously recommends that shareholders vote FOR the change in concentration policy. More information can be found in the proxy statement you were sent around March 20, 2007. If you need any assistance, or have any questions, please call 1-800-761-6707 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

  PLEASE UTILIZE ONE OF THE FOLLOWING METHODS TO SUBMIT YOUR VOTE TODAY:

[GRAPHIC OMITTED]   1. VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at 1-800-761-6707. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC OMITTED]   2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by
                    telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]   3. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]   4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. Please allow enough time so that your vote will be received no later than May 29, 2007.

Please do not hesitate to CALL TOLL-FREE 1-800-761-6707 if you have any questions regarding this matter. Thank you for your assistance with this important matter.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

                                                                           NOBO

[LOGO OMITTED]  FIRST TRUST                           IMPORTANT NOTICE REGARDING
                ADVISORS L.P.                              YOUR INVESTMENT


                  FIRST TRUST STRATEGIC HIGH INCOME FUND
                          1001 Warrenville Road
                          Lisle, Illinois 60532

-------------------------------------------------------------------------------

                                                                   May 14, 2007

Dear Shareholder:

Our records indicate that we have not yet received your important proxy vote on the proposal to change the concentration policy of the First Trust Strategic High Income Fund (the "Fund"). If you have voted since this letter was mailed we thank you for casting your vote. If your shares have not yet been voted, please note than an important change is being voted on that will affect your investment in the Fund. It is critical that we receive enough votes to complete the business of this meeting without additional delay.

Approval of the proposal of a change in concentration policy now requires the affirmative vote of less than 4% of the Fund's outstanding shares. IN ORDER TO OBTAIN THE NECESSARY VOTES WE NEED YOUR VOTE TODAY. The meeting has been adjourned once again to provide you additional time to cast your vote. Please vote today so that your shares may be represented for the adjourned Meeting of shareholders on May 29th, 2007.

The Board of Trustees of First Trust Strategic High Income Fund unanimously recommends that shareholders vote FOR the change in concentration policy. More information can be found in the proxy statement you were sent around March 20, 2007. If you need any assistance, or have any questions, please call 1-800-761-6707 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

  PLEASE UTILIZE ONE OF THE FOLLOWING METHODS TO SUBMIT YOUR VOTE TODAY:

[GRAPHIC OMITTED]   1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by
                    telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]   2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]   3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. Please allow enough time so that your vote will be received no later than May 29, 2007.

Please do not hesitate to CALL TOLL-FREE 1-800-761-6707 if you have any questions regarding this matter. Thank you for your assistance with this important matter.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

                                                                            OBO